UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA		01886
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Cynosure, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders on May 9, 2012. At the 2012 Annual Meeting, the Company’s stockholders elected all of the director nominees, approved of an advisory vote on the compensation of named executive officers, and ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012.

Holders of the Company’s class A and class B common stock, voting together as a single class, elected Thomas H. Robinson to serve as the Company’s class I classified director until the Company’s 2015 annual meeting of stockholders and until his successor is elected and qualified. Holders of the Company’s class B common stock, voting as a separate class, elected Brian M. Barefoot, Ettore V. Biagioni, Andrea Cangioli, and Leonardo Masotti to serve as the Company’s class B directors until the Company’s 2013 annual meeting and until their successors are elected and qualified.

The matters acted upon at the 2012 Annual Meeting, and the voting tabulation for each matter, are as follows:

Proposal 1:	The election of one class I classified director for the next three years (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas H. Robinson	7,889,822	2,194,753	1,378,375

Proposal 2:	The election of four class B directors for the next year (voted on by the holders of class B common stock, voting as a separate class):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian M. Barefoot	2,938,628	0	0
Ettore V. Biagioni	2,938,628	0	0
Andrea Cangioli	2,938,628	0	0
Leonardo Masotti	2,938,628	0	0

Proposal 3:	The non-binding approval of the compensation of the Company’s named executive officers, as described in the
Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in the
Company’s proxy statement.

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,293,618	2,182,468	608,489	1,378,375

Proposal 4:	Ratification of the selection of Ernst & Young LLP as Cynosure’s independent registered public accounting firm for the year ending December 31, 2012 (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain
11,422,264	29,934	10,752

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNOSURE, INC.

Date: May 9, 2012	By:	/s/ Timothy W. Baker
Timothy W. Baker Executive Vice President and Chief Financial Officer